Exhibit 10.37

)IndianaMichiganPowerINDIANA2425MeadowbrookRoad=MICHIGANPO'AunitofAmericanElectricPowerMr.DarrenMagot,CEO201ShipyardWaySTEENewportBeachCA92663-4452December2,2021DearMr.Magot,Re:ContractforElectricServiceandEconomicDevelopmentRiderBentonHarborMI49022269-934-6186Enclosedpleasefindyourcopyoftheexecutedelectricalservicecontract,tariffLargePower,theEconomicDevelopmentAgreement,andEDRtariffrider.Pleasecallifyouhaveanyquestions.Sincerely,atj41DavidM.KriegerCustomerServicesEngineerPrinIndianaMichiganPowerEncConfidential-Thisdocument(includinganyattachments)isforthesoleuseoftheintendedrecipient(s)andmaycontainconfidentialand/orprivilegedinformation.Anyunauthorizedreview,use,discloserordistributionisprohibited.ThisContract,enteredintothisOctober23,2021byandbetweenIndianaMichiganPowerCompany.hereaftercalledtheCompany,andAllianceCloudServicesLLC,201ShipyardWaySTEE,NewportBeach,CA92663-4452orhisoritsheirs,successorsorassigns.hereaftercalledtheCustomer,Witnesseth:Forandinconsiderationofthemutualcovenantsandagreementshereinaftercontained,thepartiesheretoagreewitheachotherasfollows:TheCompanyagreestofurnishtotheCustomer,duringthetermofthisContract,andtheCustomeragreestotakefromtheCompany,subjecttoCompany'sstandardTermsandConditionsofServiceasregularlyfiledwiththeMichiganPublicSeniceCommission,alltheelectricenergyofthecharacterspecifiedhereinthatshallbepurchasedbytheCustomerinthepremiseslocated415EPrairieRondeStreet,Dowagiac,Michigan49047-1348.TheCompanyistofurnishandtheCustomeristotakeelectricenergyunderthetermsofthisContractforaninitialperiodof12month(s)fromthetimesuchseraiceiscommenced,andcontinuingthereafteruntilterminatedupon12months'writtennoticegivenbyeitherpartyofitsintentiontoterminatetheContract.ThedatethatserviceshallbedeemedtohavecommencedunderthisContractshallbe10123/21.Theelectricenergydeliveredhereundershallbealternatingcurrentatapproximately34,500volts,3-sire,3-phase,anditshallbedeliveredtotheload-

sideofthemeterstructurenorthwestofbuildingat415EPrairieRondeStreet,Dowagiac,Michigan,whichshallconstitutethepointofdeliveryunderthisContract.Thesaidelectricenergyshallbedeliveredatreasonablyclosemaintenancetoconstantpotentialandfrequency,anditshallbemeasuredbyameterormetersownedandinstalledbytheCompanyandlocatedatmeteringstructurelocatednorthwestofbuildingat415EPrairieRondeStreet,Dowagiac,Michigan.TheCustomeracknowledgesthattheCustomermaybeeligibletoreceiseserviceundermorethanoneoftheCompany'sschedulesandthatsuchoptionshavebeenexplainedtotheCustomer.TheCustomerandCompanyagreethattheCustomerhaschosentoreceiveserviceundertheprovisionsoftheCompany'sTariffLargePowerSubtransmission.TheCustomeragreestopaytheCompanymonthlyforelectricenergydeliveredhereunderattheratesandundertheprovisionsoftheCompany'sTariffLargePowerSubtransmission,asregularlyfiledwiththeMichiganPublicServiceCommission,aslongasthatscheduleisineffect.IntheeventthattheTariffchosenbytheCustomerisreplacedbyaneworrevisedTaritTincorporatingdifferentratesorprosisions,orboth.theCompanyandCustomerunderstandandagreethattheCompanywillcontinuetoprovideservice,andtheCustomerwillcontinuetotakesellice.underthisContract,subjecttosuchchangedprosisions.andthattheCustomerwillpayforsuchserviceattheIle%%ratesonandafterthedatesuchratesbecomeeffective.TheCustomer'scontractcapacityundertheTariffnamedhereinisherebyfixedat5000kW*.It'atime-of-daydemandisavailableundertheTariffandisselectedbytheCustomer,thereservationofcapacityaforementionedshallbethepeakperiodreservationofcapacityandshalldeterminetheTariffminimummonthlybillingdemand.Therearenounwrittenunderstandingsoragreementsrelatingtotheservicehereinaboveprovided.ThisContractcancelsandsupersedesallpreviousagreements,relatingtothepurchasebyCustomerandsalebyCompanyofelectricenergyatCustomer'spremisesasreferredtoabove,onthedatethatserviceunderthisContractcommences.ThisContractshallbeinfullforceandeffectwhensignedbytheauthorizedrepresentativesofthepartieshereto.ThisContractdoesnotprohibittheCustomerfromexercisingitsoptiontopurchaseitselectricalenergyundertheprosisionofOpenAccessDistributionasspecifiedinTariff*EffectivewiththeOctoberbillingmonthofyear2022,thecontractcapacitywillchangetotheCustomer'shighestpreviouslyestablishedmonthlybillingdemandduringthepast11months.IndianaMichiganPowerCompanyAllianceCloudServicesLLCBy:1X:24,(By:Z;i2.4-4.4.01.Wit7.fftfot—RandyMillerTitle:Manager.CustomerServicesTitle:Date:/1"-a0—AiDate:10-30-

21AccountNumber:0450796573INDIANAMICHIGANPOWERAyIIPC6numBOUNDLESSENERGYCONTRACTFORELECTRICSERVICEPURSUANTTOMICHIGANECONOMICDEVELOPMENTRIDERThisContractforElectricService("Agreement")isenteredintobyandbetweenIndianaMichiganPowerCompany("Company")andAllianceCloudServices,LLC("Customer").ThisAgreementshallbeeffectiveasofXIMVX10/23+21WHEREAS,theMichiganPublicServiceCommission("NIPSC")approvedaneconomicdevelopmentrider("EDR")allowingcertainqualifyingcustomersoftheCompanytoparticipatein'theEconomicDevelopmentprogramprovidingforlimitedtermcreditsfotincrementalbillingdemands("EDRProgram");andWHEREAS,CustomerdesirestoparticipateintheEDRProgramtoreceiveapplicablebillingcredits;andWHEREAS,CustomerwarrantsthatithasmetthecriteriaestablishedbytheMPSCforparticipationintheEDRProgram;andWHEREAS,CustomerrepresentsthatithasreviewedandagreestoadheretothetermsandconditionsoftheCompany'sEDR,asclarifiedandsupplementedinthisAgreement.NOWTHEREFORE,CustomerandCompanyagreethattheCustomerwillparticipateintheEDRProgramsubjecttoalltermsandconditionsoftheEDR,includingbutnotlimitedtothefollowing:1.ThequalifyingincrementalbillingdemandforCustomer'saccountnumber045-079-6573locatedat415E.PrairieRondeSt,Doreagiac,,shallbedeterminedastheamountbywhichthebillingdemand,asdeterminedaccordingtotheapplicableCompanyTariff,forthecurrentbillingmonthexceedstheBaseMaximumBillingDemand("BMBD")by300kWormore.TheBMBDhasbeendeterminedtobekWfortheCustomeraccountnumberandlocationidentifiedabove.2.Theapplicablemonthlybillingcreditwillbecalculatedbyusingthequalifyingincrementalbillingdemandinparagraph1multipliedbythecurrentbillingperiodloadfactorpercentage.TheresultingadjustedbillingcreditdemandisthenmultipliedbytheappropriateBillingCreditFactordependentonCustomerselectionofLevelized,DecliningorIncliningBillingCreditOptionsidentifiedasfollows:LevelizedIncliningDecliningThemonthlybillingcreditinanymonthshallbezeroiftheminimumkWincreaseovertheBNIBD,assetforthinRiderEDR,isnotattainedthatmonth.3.Unlessthepartiesmutuallyagreeotherwise,thisAgreementshallbeineffectforamaximumof108billingmonths,beginningwiththeeffectivedateasstatedabove.Themaximumtermisinclusiveofanoptionalstartupperiod(12monthmaximum)thatwillcommencewiththeeffectivedateofthisAgreementandterminatebymutualagreementbetweentheparties.Attheendofthestartupperiod,ifany,thisAgreementwillbeineffectfor8yearswithBillingCreditsbeingavailableforamaximumperiodof5years.Customer'sparticipationintheEDRProgramissubjecttothetermsandconditionsoftheCompany'sTariff,includingtheEDR,asapprovedbytheMPSC.AnyconflictbetweenthisAgreementandtheCompany'sTariffshallberesolvedinfavoroftheTariff.1LonUpdated329.2021INDIANAMICHIGANPOWERAnLIPCC,CalPyBOUNDifS5ENERGYThisAgreementmaybemodifiedorterminatedtoreflectchangestotheCustomer'sparticipationorterminationofitsparticipation.TerminationofserviceunderthisAgreementduetofailuretomaintainEDRProgrameligibilityperthetermsoftheCompany'sEDRwillnotrelievetheCustomerofitsobligationtoreimbursetheCompanyassetforthinRiderEDR.IndianaandMichiganPowerCompanyRandallL.MillerCustomerNameby:Pa4AZ.t•Name:DarrenMagotName:Title.Date:2CEODate:NXARI(10/23/21AccountNumber:045-079-657-3LustIinfused3'9.011M.P.S.C.17-ELECTRICINDIANAMICHIGANPOWERCOMPANYSTATEOFMICHIGAN(RATECASEU-20359)ORIGINALSHEETNO.D-35.00TARIFFLP(LargePower)AvailabilityofServiceAvailableforgeneralservicecustomers.Thecustomershagcontractforasufficientcapacitytomeetnormalmaximumrequirements,butinnocaseshallthecapacitycontractedforbelessthan1,500kW.MonthlyRateTariffCodesVoltagePowerSupplyCapacityNon-CapacityDeliveryTotal305&860SecondaryServiceCharge($)--—44.0044.00DemandCharge($perkW)5.9315.448.8030.17EnergyCharge(0perkWh):Forthefirst210on-peakkWhusedperkWForallover210on-peakkWhusedperkWForalloff-peakkWhused2.0253.152-5.177—3.152-3.152—3.152-3.152TariffCodesVoltagePowerSupplyCapacityNon-CapacityDeliveryTotal306&861primaryServiceCharge($)— --259.00259.00DemandCharge($perkW)5.7715.035.4526.25EnergyCharge(0perkWh):Forthefirst210on-peak1.9603.051--5.011kWhusedperkW—Forallover210on-peak3.051--3.051kWhusedperkW--Foralloff-peakkWhused3.051--3.051308&862SubtransmissionServiceCharge($)----880.00880.00DemandCharge($perkW)5.6814.780.2820.74EnergyCharge(0perkWh):Forthefirst210on-peak1.9283.001--4.929kWhusedperkWForallover210on-peak--3.001--3.001kWhusedperkWForalloff-peakkWhused--3.001--3.001(ContinuedonSheetNo.D-36.00)ISSUEDFEBRUARY10,2020EFFECTIVEFORSERVICERENDEREDONBYTOBYL.THOMASANDAFTERFEBRUARY1,2020PRESIDENTFORTWAYNE,INDIANAISSUEDUNDERAUTHORITYOFTHEMICHIGANPUBLICSERVICECOMMISSIONDATEDJANUARY23,2020INCASENO.U-20359M.P.S.C.17-ELECTRICINDIANAMICHIGANPOWERCOMPANYSTATEOFMICHIGAN(EXPARTEFILINGNO.U-20900)TARIFFLP(LargePower)FIRSTREVISEDSHEETNO.D-36.00CANCELSORIGINALSHEETNO.D-36.00ContinuedFromSheetNo.D-35.00310&863TransmissionServiceCharge($)----880.00880.00DemandCharge($perkW)5.5914.550.1420.28EnergyCharge(itperkWh):Forthefirst210on-peak1.8992.959—4.858kWhusedperkWForallover210on-peak—2.959--2.959kWhusedperkWForalloff-peakkWhused—2.959--2.959CapacityandNon-CapacityPowerSupplyandDeliveryChargesareapplicabletoStandardServicecustomers.CapacityPowerandDeliveryChargesonlyareapplicabletoOpenAccessDistributioncustomersunlesstheOpenAccessDistributioncustomerobtainscapacityservicefromitsAES,inwhichcasethefullmonthlyTCapacityPowerSupplyChargesabovewillbecreditedconsistentwithitem4oftheSelf-SupplyCapacityTTermsandConditionsofOpenAccessDistributionService.Forthepurposeofthistariff,theon-peakbillingperiodisdefinedas7a.m.to9p.m.,localtime,forallweekdays,MondaythroughFriday.Theoff-peakbillingperiodisdefinedasallotherhoursintheweek.MinimumChargeThistariffissubjecttoaminimummonthlychargeequaltothemonthlyservicecharge,plustheproductofthedemandchargeandthemonthlybillingdemand,andallapplicableriders.Thepowerfactorclauseshallnotoperatetochangethemonthlyminimumcharge.MonthlyBillingDemandThebillingdemandinkWshallbetakeneachmonthasthesinglehighest15-minuteintegratedpeakinkW,asregisteredduringthemonthbyademandmeterorindicator,subjecttooff-peakhourprovision,butthemonthlybillingdemandsoestablishedshall,innoevent,belessthan60%ofthegreaterof(a)thecustomer'scontractcapacity,(b)thecustomer'sh

ighestpreviouslyestablishedmonthlybillingdemandduringthepast11months,or(c)1,500kW.TheMeteredVoltageadjustment,assetforthbelow,shallnotapplytothecustomer'sminimummonthlybillingdemand.BillingdemandsshallberoundedtothenearestwholekW.Off-PeakHourProvision—ApplicabletoStandardServicecustomersonlyDemandcreatedduringtheoff-peakbillingperiodshallbedisregardedforbillingpurposesprovidedthatthebillingdemandshallnotbelessthan60%ofthemaximumdemandcreatedduringthebillingmonth.AvailabilityofthisprovisionissubjecttotheavailabilityofcapacityintheCompany'sexistingfacilities.(ContinuedonSheetNo.D-37.00)ISSUEDJANUARY29,2021EFFECTIVEFORBILLSRENDEREDBEGINNINGBYTOBYL.THOMASWITHTHEBILLINGMONTHOFMARCH2021PRESIDENTFORTWAYNE,INDIANAISSUEDUNDERAUTHORITYOFTHEMICHIGANPUBLICSERVICECOMMISSIONDATEDJANUARY21,2021INCASENO.U-20900M.P.S.C.17-ELECTRICINDIANAMICHIGANPOWERCOMPANYSTATEOFMICHIGAN(RATECASEU-20359)ORIGINALSHEETNO.D-37.00TARIFFLP(LargePower)(ContinuedFromSheetNo.D-36.00)AdjustmentstoRateBillscomputedundertheratesetforthhereinwillbeadjustedasfollows:A.PowerFactorTheratessetforthinthistariffaresubjecttopowerfactoradjustmentbaseduponthemaintenancebythecustomerofanaveragemonthlypowerfactorof85°S,leadingorlagging,asmeasuredbyintegratingmeters.Whentheaveragemonthlypowerfactorisaboveorbelow85%,leadingorlagging,theon-peakandoff-peakkWhasmeteredwill,forbillingpurposes,bemultipliedbytheconstant,roundedtothenearest0.0001,derivedfromthefollowingformula:Constant—0.9510+[0.1275[RKVAH121KWHInnoeventshalltheConstantderivedfromtheaboveformulabegreaterthan2.0000.B.MeteredVoltageTheratessetforthinthistariffarebaseduponthedeliveryandmeasurementofenergyatthesamevoltage,thusmeasurementwillbemadeatorcompensatedtothedeliveryvoltage.AtthesolediscretionoftheCompany,suchcompensationmaybeachievedthroughtheuseofloss-compensatingequipment..theuseofformulastocalculatelosses,ortheapplicationofmultiplierstothemeteredquantities.Insuchcases,themeteredkWhandkWvalueswillbeadjustedforbillingpurposes.IftheCompanyelectstoadjustkWhandkWbasedonmultipliers,theadjustmentshallbeinaccordancewiththefollowing:(1)Measurementstakenatthelow-sideofacustomer-ownedtransformerwillbemultipliedby1.01.(2)Measurementstakenatthehigh-sideofaCompany-ownedtransformerwillbemultipliedby0.98.FurnaceLoadProvision— ApplicabletoStandardServicecustomersonlyAreducedcapacitycharge,asstatedbelow,shallapplytoserviceforoperationofelectricfurnacesformetalmeltingororereduction,wherethedemandforsuchloadisseparatelymetered.Thisprovisionshallapplyonlytoelectricfurnaceusewithcombinedbillingdemandof500kWormore.Thecustomermust(ContinuedonSheetNo.D-38.00)ISSUEDFEBRUARY10,2020EFFECTIVEFORSERVICERENDEREDONBYTOBYL.THOMASANDAFTERFEBRUARY1,2020PRESIDENTFORTWAYNE,INDIANAISSUEDUNDERAUTHORITYOFTHEMICHIGANPUBLICSERVICECOMMISSIONDATEDJANUARY23,2020INCASENO.U-20359M.P.S.C.17-ELECTRICINDIANAMICHIGANPOWERCOMPANYSTATEOFMICHIGAN(RATECASEU-20359)ORIGINALSHEETNO.D-38.00TARIFFLP(LargePower)(ContinuedFromSheetNo.D-37.00)providespecialcircuitsinorderthattheCompanymayinstallseparatemeteringforthefurnaceload.AllotherprovisionsofTariffLPshallapplytothefurnaceload.FurnaceDemandCharge($perkW)PowerSupplyCapacityNon-CapacityDeliveryTotalSecondary5.3415.448.8029.58Primary5.2415.035.4525.72Subtransmission5.2014.780.2820.26Transmission5.1714.550.1419.86DelayedPaymentCharqeAdelayedpaymentchargeof2%ofthetotalnetbillshallbeaddedtoanybillwhichisnotpaidonorbeforetheduedateshownthereonassetforthinRule460.1614oftheMPSCRules.Theduedateshallbe22daysfollowingthedateoftransmittal.ApplicableRidersMonthlychargescomputedunderthistariffshallbeadjustedinaccordancewiththeapplicableCommissionapprovedrider(s)listedonSheetNo.D-114.00.TermofContractContractsunderthistariffwillbemadeforaninitialperiodofnotlessthantwoyearsandshallremainineffectthereafteruntileitherpartyshallgiveatleastone-year'swrittennoticetotheotheroftheintentiontodiscontinueserviceunderthetermsofthistariff.Anewinitialcontractperiodwillnotberequiredforexistingcustomerswhoincreasetheircontractrequirementsaftertheoriginalinitialperiodunlessneworadditionalfacilitiesarerequired.Wherenewfacilitiesarerequired,theCompanyreservestherighttorequireinitialcontractsforperiodsofgreaterthantwoyears.TheCompanymaynotberequiredtosupplycapacityinexcessofthatcontractedforexceptbymutualagreement.Notwithstandinganycontractualrequirementforlongerthan90days'noticetodiscontinueStandardService,customersmayelecttotakeservicefromaqualifiedAlternateElectricSupplier(AES),pursuanttotheTermsandConditionsofOpenAccessDistributionService,byproviding90days'writtennoticetotheCompany.Ifuponcompletionofsuch90-daynoticeperiodthecustomerhasnotenrolledwithaqualifiedAES,thenthecustomermustcontinuetotakeserviceundertheCompany'sStandardServiceforaperiodofnotlessthantwelve(12)consecutivemonths.(ContinuedonSheetNo.D-39.00)ISSUEDFEBRUARY10,2020EFFECTIVEFORSERVICERENDEREDONBYTOBYL.THOMASANDAFTERFEBRUARY1,2020PRESIDENTFORTWAYNE,INDIANAISSUEDUNDERAUTHORITYOFTHEMICHIGANPUBLICSERVICECOMMISSIONDATEDJANUARY23,2020INCASENO.U-20359M.P.S.C.17-ELECTRICINDIANAMICHIGANPOWERCOMPANYSTATEOFMICHIGAN(RATECASEU-20359)TARIFFLP(LargePower)(ContinuedFromSheetNo.D-38.00)SpecialTermsandConditionsORIGINALSHEETNO.D-39.00ThistariffissubjecttotheCompany'sTermsandConditionsofStandardService,orItems1,11,and/or17oftheTermsandConditionsofOpenAccessDistributionService,asapplicable.Acustomer'splantisconsideredasoneormorebuildingsthatareservedbyasingleelectricaldistributionsystemprovidedandoperatedbycustomer.Whenthesizeofthecustomer'sloadnecessitatesthedeliveryofenergytothecustomer'splantovermorethanonecircuit,theCompanymayelecttoconnectitscircuitstodifferentpointsonthecustomer'ssystemirrespectiveofcontraryprovisionsintheTermsandConditionsofStandardService,orItems1,11,and/or17oftheTermsandConditionsofOpenAccessDistributionService,asapplicable.Thistariffisalsoavailabletocustomershavingotheron-sitesourcesofelectricenergysupply,whopurchasestandbyorbackupelectricservicefromtheCompany.Wheresuchconditionsexist,thecustomershallcontractforthemaximumamountofdemandinkW,whichtheCompanymightberequiredtofurnish,butnotlessthan1,500kW.TheCompanyshallnotbeobligatedtosupplydemandsinexcessofthatcontractedfor.Whereserviceissuppliedundertheprovisionsofthisparagraph,thebillingdemandeachmonthshallbethehighestdeterminedforthecurrentandprevioustwobillingperiods,andtheminimumchargeshallbeassetforthunderparagraph" MinimumCharge"above.StandardServicecustomerswithcogenerationand/orsmallpowerproductionfacilitiesshalltakeserviceunderRiderNMS-1(NetMeteringServiceforCustomersWithGeneratingFacilitiesof20kWorLess,RiderNMS-2(NetMeteringServiceforCustomerswithGeneratingFacilitiesGreaterthan20kW).TariffCOGEN/SPPorbyspecialagreementwiththeCompany.OADcustomerswithcogenerationorsmallpowerproductionfacilitiesdesignedtooperateinparallelwiththeCompany'ssystemshalltakeservicebyspecialagreementwiththeCompany.ISSUEDFEBRUARY10,2020EFFECTIVEFORSERVICERENDEREDONBYTOBYL.THOMASANDAFTERFEBRUARY1,2020PRESIDENTFORTWAYNE,INDIANAISSUEDUNDERAUTHORITYOFTHEMICHIGANPUBLICSERVICECOMMISSIONDATEDJANUARY23,2020INCASENO.U-20359M.P.S.C.17-ELECTRICSECONDREVISEDSHEETNO.D-83.00INDIANAMICHIGANPOWERCOMPANYCANCELSFIRSTREVISEDSHEETNO.D-83.00STATEOFMICHIGAN(EXPARTEFILINGNO.U-20900)ECONOMICDEVELOPMENTRIDERAvailabilityofServiceInordertoencourageeconomicdevelopmentintheCompany'sservicearea,limited-termcreditsforincrementalbillingdemandsdescribedhereinareofferedtoqualifyingnewandexistingretailcustomerswhomakeapplicationforserviceunderthisRiderpriortotheeffectivedateoftheOrderinl&M'snextgeneralratecase.ServiceunderthisRiderisintendedforcustomerswhoseoperations,bytheirnature,willpromotesustainedeconomicdevelopmentbasedonplantandfacilitiesinvestmentandjobcreation.ThisRiderisavailabletocommercialandindustrialcustomerstakingservicefromtheCompanyunderTariffsG.S.,L.G.S.orL.P.whomeetthefollowingrequirements:(1)Anewcustomermusthaveabillingdemandof300kWormore.Anexistingcustomermustincreasebillingdemandby300kWormoreoverthemaximumbillingdemandduringthe12monthspriortothedateoftheapplicationbythecustomerforserviceunderthisRider(BaseMaximumBillingDemand).TheBaseMaximumBillingDemandfornewcustomersiszero(0).(2)ThecustomermustapplyforandreceiveeconomicdevelopmentassistancefromStateorlocalgovernmentorotherpublicagency.(3)ThecustomermustdemonstratetotheCompany'ssatisfactionthat,absenttheavailabilityofthisRider,thequalifyingneworincreaseddemandwouldbelocatedoutsideoftheCompany'sserviceterritoryorwouldnotbeplacedinserviceduetopooroperatingeconomics.(4)OADcustomersareeligiblefortheEDRunlessthecustomerobtainscapacityservicefromitsAES,whichwilldisqualifythecustomerfromtheEDRandsubjectthecustomertothetermsofreimbursement,asprovidedintheTermsofContractbelow.Availabilityislimitedtocustomersonafirst-come,first-servedbasisforloadsaggregating50MW.TermsandConditions(1)ToreceiveserviceunderthisRider.thecustomershallmakewrittenapplicationtotheCompanywithsufficientinformationcontainedthereintodeterminethecustomer'seligibilityforservice.(2)Fornewcustomers,billingdemandsforwhichcreditswillbeapplicableunderthisRidershallbeforserviceatanewservicelocationandnotmerelytheresultofachangeofownership.However,ifachangeinownershipoccursafterthecustomerentersintoaContractforserviceunderthisRider,thesuccessorcustomermaybeallowedtofulfillthebalanceoftheContractunderthisRider.RelocationofthedeliverypointoftheCompany'sservicedoesnotqualifyasanewservicelocation.(ContinuedToSheetD-84.00)ISSUEDJANUARY29,2021EFFECTIVEFORBILLSRENDEREDBEGINNINGBYTOBYL.THOMASWITHTHEBILLINGMONTHOFMARCH2021PRESIDENTFORTWAYNE,INDIANAISSUEDUNDERAUTHORITYOFTHEMICHIGANPUBLICSERVICECOMMISSIONDATEDJANUARY21,2021INCASENO.U-20900M.P.S.C.17-ELECTRICFIRSTREVISEDSHEETNO.D-84.00INDIANAMICHIGANPOWERCOMPANYCANCELSORIGINALSHEETNO.D-84.00STATEOFMICHIGAN(EDRU-

20902)ECONOMICDEVELOPMENTRIDER(ContinuedFromSheetNo.D-83.00)(3)Forexistingcustomers,billingdemandsforwhichcreditswillbeapplicableunderthisRidershallbetheresultofanincreaseinbusinessactivityandnotmerelytheresultofresumptionofnormaloperationsfollowingaforcemajeure,strike,equipmentfailure,renovationorrefurbishment,orothersuchabnormaloperatingcondition.Intheeventthatsuchanoccurrencehastakenplaceduringthe12-monthperiodpriortothedateoftheapplicationbythecustomerforserviceunderthisRider,themonthlybillingdemandsduringthe12-monthperiodshallbeadjustedasappropriatetoeliminatetheeffectsofsuchoccurrenceinthedeterminationoftheBaseMaximumBillingDemand.(4)AllbillingcreditsofferedunderthisRidershallterminatenolaterthan72monthsaftertheeffectivedateoftheOrderinl&M'snextgeneralratecase.(5)TheexistinglocalfacilitiesoftheCompanymustbedeemedadequate,inthejudgmentoftheCompany,tosupplytheneworexpandedelectricalcapacityrequirementsofthecustomer.IfconstructionofneworexpandedlocalfacilitiesbytheCompanyarerequired,thecustomermayberequiredtomakeacontribution-in-aidofconstructionfortheinstalledcostofsuchfacilitiespursuanttotheprovisionsofItem12,Band/or13,CoftheCompany'sTermsandConditionsofStandardService.DeterminationofMonthlyBillingCreditThequalifyingincrementalbillingdemandshallbedeterminedastheamountbywhichthebillingdemand,asdeterminedaccordingtotheapplicabletariffforthecurrentbillingperiod,exceedstheBaseMaximumBillingDemand,multipliedbythecurrentbillingperiodloadfactorpercentage.ThemonthlybillingcreditunderthisRidershallbetheproductofthequalifyingincrementalbillingdemandascalculatedaboveandtheapplicableBillingCreditrate.Themonthlybillingcreditshallbezeroiftheminimum300kWincreaseovertheBaseMaximumBillingDemandisnotattainedthatmonth.EligiblecustomerstakingserviceunderOADtariffswillusetheOADBillingCreditrate.Themonthlybillingcreditshallnotreducethecustomer'sbillbelowthemonthlyminimumchargeasspecifiedintheapplicabletariff.SelectionofCreditOptionCustomersmeetingallavailabilityandtermsandconditionsaboveshallcontractforserviceforaperiodofeight(8)yearsunderoneofthethreeCreditOptionsshownbelow.TheCreditOptionchosenbythecustomershallbespecifiedinthecontractforserviceunderthisRider.(ContinuedToSheetD-85.00)ISSUEDDECEMBER3,2020EFFECTIVEFORSERVICERENDEREDONBYTOBYL.THOMASANDAFTERDECEMBER30,2020PRESIDENTFORTWAYNE,INDIANAISSUEDUNDERAUTHORITYOFTHEMICHIGANPUBLICSERVICECOMMISSIONDATEDNOVEMBER19,2020INCASENO.U-20902M.P.S.C.17-ELECTRICFIRSTREVISEDSHEETNO.D-85.00INDIANAMICHIGANPOWERCOMPANYCANCELSORIGINALSHEETNO.D-85.00STATEOFMICHIGAN(EXPARTEFILINGNO.U-20900)ECONOMICDEVELOPMENTRIDER(ContinuedFromSheetNo.D-84.00)CreditBillingMonthsinBillingCreditperOADBillingCreditOptionsContractTerms$perkW$perKw*1-Inclining15'through12th$7.801.9513ththrough24th$10.202.5525ththrough36th$12.003.0037ththrough48th$13.803.4549ththrough60th$16.204.052-Levelized151through12th$12.00$3.0013ththrough24th$12.00$3.00251hthrough36th$12.00$3.0037ththrough48th$12.00$3.00491" through601h$12.00$3.003-Declining15'through12th$16.204.05131hthrough24th$13.803.45251hthrough36th$12.003.00371hthrough481h$10.202.55491hthrough601h$7.801.95*NotapplicabletocustomerstakingcapacityservicefromitsAES.TheappropriateBillingCreditratebaseduponthecustomer-selectedCreditOptionshallbeapplicableoveraperiodof60consecutivebillingmonthsbeginningwiththefirstsuchmonthfollowingtheendofthestart-upperiod.Thestart-upperiodshallcommencewiththeeffectivedateofthecontractforserviceunderthisRiderandshallterminatebymutualagreementbetweentheCompanyandthecustomer.Thestart-upperiodshallnotexceed12months.AtthesolediscretionoftheCompany,thestart-upperiodmaybeextendedupto12additionalmonths.TermsofContractAcontractforserviceunderthisRiderandforserviceundertheappropriatetariff,shallbeexecutedbythecustomerandtheCompanyforthetimeperiodwhichincludesthestart-upperiodandtheminimumeight-yearperiodimmediatelyfollowingtheendofthestart-upperiodwiththemonthlyBillingCreditsbeingavailableforamaximumperiodoffive(5)years.ThecontractshallspecifytheBaseMaximumBillingDemand,theanticipatedtotaldemand,theCreditOptionandrelatedprovisionstobeapplicableunderthisRider,andtheeffectivedateforthecontract.(ContinuedToSheetD-86.00)ISSUEDJANUARY29,2021EFFECTIVEFORBILLSRENDEREDBEGINNINGBYTOBYL.THOMASWITHTHEBILLINGMONTHOFMARCH2021PRESIDENTFORTWAYNE,INDIANAISSUEDUNDERAUTHORITYOFTHEMICHIGANPUBLICSERVICECOMMISSIONDATEDJANUARY21,2021INCASENO.U-20900M.P.S.C.17-ELECTRICINDIANAMICHIGANPOWERCOMPANYSTATEOFMICHIGAN(RATECASEU-20359)ECONOMICDEVELOPMENTRIDERORIGINALSHEETNO.D-86.00(ContinuedFromSheetNo.D-85.00)ThecustomermaydiscontinueserviceunderthisRiderbeforetheendofthecontracttermonlybyreimbursingtheCompanyforanyBillingCreditsreceivedunderthisRideraccordingtothefollowingschedule:Years1to5-100%Years6to8-2.5%pereachbillingperiodremainingunderthetermsofthecontractSpecialTermsandConditionsExceptasotherwiseprovidedinthisRider,writtenagreementsshallremainsubjecttoalloftheprovisionsoftheappropriatetariff.ThisRiderissubjecttotheCompany-sTermsandConditionsofService.ISSUEDFEBRUARY10,2020EFFECTIVEFORSERVICERENDEREDONBYTOBYL.THOMASANDAFTERFEBRUARY1,2020PRESIDENTFORTWAYNE,INDIANAISSUEDUNDERAUTHORITYOFTHEMICHIGANPUBLICSERVICECOMMISSIONDATEDJANUARY23,2020INCASENO.U-20359) Indiana Michigan Power INDIANA2425 Meadowbrook Road = MICHIGAN PO ' A unit of American Electric Power Mr. Darren Magot, CEO 201 Shipyard Way STE E Newport Beach CA 92663-4452 December 2, 2021 Dear Mr. Magot, Re: Contract for Electric Service and Economic Development Rider Benton Harbor MI 49022 269-934-6186 Enclosed please find your copy of the executed electrical service contract, tariff Large Power, the Economic Development Agreement, and EDR tariff rider. Please call if you have any questions. Sincerely, atj 41 David M. Krieger Customer Services Engineer Prin Indiana Michigan Power Enc Confidential-This document (including any attachments) is for the sole use of the intended recipient(s) and may contain confidential and/or privileged information. Any unauthorized review, use, discloser or distribution is prohibited. This Contract, entered into this October 23, 2021 by and between Indiana Michigan Power Company. hereafter called the Company, and Alliance Cloud Services LLC, 201 Shipyard Way STE E, Newport Beach, CA 92663-4452 or his or its heirs, successors or assigns. hereafter called the Customer, Witnesseth: For and in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree with each other as follows: The Company agrees to furnish to the Customer, during the term of this Contract, and the Customer agrees to take from the Company, subject to Company's standard Terms and Conditions of Service as regularly filed with the Michigan Public Sen ice Commission, all the electric energy of the character specified herein that shall be purchased by the Customer in the premises located 415 E Prairie Ronde Street, Dowagiac, Michigan 49047-1348. The Company is to furnish and the Customer is to take electric energy under the terms of this Contract for an initial period of 12 month(s) from the time such sera ice is commenced, and continuing thereafter until terminated upon 12 months' written notice given by either party of its intention to terminate the Contract. The date that service shall be deemed to have commenced under this Contract shall be 10123/21. The electric energy delivered hereunder shall be alternating current at approximately 34,500 volts, 3-sire, 3-phase, and it shall be delivered to the load-side of the meter structure northwest of building at 415 E Prairie Ronde Street, Dowagiac, Michigan, which shall constitute the point of delivery under this Contract. The said electric energy shall be delivered at reasonably close maintenance to constant potential and frequency, and it shall be measured by a meter or meters owned and installed by the Company and located at metering structure located northwest of building at 415 E Prairie Ronde Street, Dowagiac, Michigan. The Customer acknowledges that the Customer may be eligible to receise service under more than one of the Company's schedules and that such options have been explained to the Customer. The Customer and Company agree that the Customer has chosen to receive service under the provisions of the Company's Tariff Large Power Subtransmission. The Customer agrees to pay the Company monthly for electric energy delivered hereunder at the rates and under the provisions of the Company's Tariff Large Power Subtransmission, as regularly filed with the Michigan Public Service Commission, as long as that schedule is in effect. In the event that the Tariff chosen by the Customer is replaced by a new or revised TaritT incorporating different rates or pros isions, or both. the Company and Customer understand and agree that the Company will continue to provide service, and the Customer w ill continue to take sell ice. under this Contract, subject to such changed pros isions. and that the Customer will pay for such service at the Ile%% rates on and after the date such rates become effective. The Customer's contract capacity under the Tariff named herein is hereby fixed at 5000 kW*. I t'a time-of-day demand is available under the Tariff and is selected by the Customer, the reservation of capacity aforementioned shall be the peak period reservation of capacity and shall determine the Tariff minimum monthly billing demand. There are no unwritten understandings or agreements relating to the service hereinabove provided. This Contract cancels and supersedes all previous agreements, relating to the purchase by Customer and sale by Company of electric energy at Customer's premises as referred to above, on the date that service under this Contract commences. This Contract shall be in full force and effect when signed by the authorized representatives of the parties hereto. This Contract does not prohibit the Customer from exercising its option to purchase its electrical energy under the pros ision of Open Access Distribution as specified in Tariff *Effective with the October billing month of year 2022, the contract capacity will change to the Customer's highest previously established monthly billing demand during the past 11 months. Indiana Michigan Power Company Alliance Cloud Services LLC By: 1X:24,( By: Z;i2.4-4.4.01. Wit7.fftfot— Randy Miller Title: Manager. Customer ServicesTitle: Date:/1"-a0—AiDate:1 0-30-21 Account Number: 0450796573 INDIANA MICHIGAN POWER Ay IIPC6num BOUNDLESS ENERGY CONTRACT FOR ELECTRIC SERVICE PURSUANT TO MICHIGAN ECONOMIC DEVELOPMENT RIDER This Contract for Electric Service ("Agreement") is entered into by and between Indiana Michigan Power Company ("Company") and Alliance Cloud Services, LLC("Customer"). This Agreement shall be effective as of XIMVX10/23+21 WHEREAS, the Michigan Public Service Commission ("NIPSC") approved an economic development rider ("EDR") allowing certain qualifying customers of the Company to participate in'the Economic Development program providing for limited term credits fot incremental billing demands ("EDR Program"); and WHEREAS, Customer desires to participate in the EDR Program to receive applicable billing credits; and WHEREAS, Customer warrants that it has met the criteria established by the MPSC for participation in the EDR Program; and WHEREAS, Customer represents that it has reviewed and agrees to adhere to the terms and conditions of the Company's EDR, as clarified and supplemented in this Agreement. NOW THEREFORE, Customer and Company agree that the Customer will participate in the EDR Program subject to all terms and conditions of the EDR, including but not limited to the following: 1. The qualifying incremental billing demand for Customer's account number 045-079-657 3 located at 415 E. Prairie Ronde St, Doreagiac, , shall be determined as the amount by which the billing demand, as determined according to the applicable Company Tariff, for the current billing month exceeds the Base Maximum Billing Demand ("BMBD") by 300kW or more. The BMBD has been determined to bekW for the Customer account number and location identified above. 2. The applicable monthly billing credit will be calculated by using the qualifying incremental billing demand in paragraph 1 multiplied by the current billing period load factor percentage. The resulting adjusted billing credit demand is then multiplied by the appropriate Billing Credit Factor dependent on Customer selection of Levelized, Declining or Inclining Billing Credit Options identified as follows: LevelizedIncliningDeclining The monthly billing credit in any month shall be zero if the minimum kW increase over the BNIBD, as set forth in Rider EDR, is not attained that month. 3. Unless the parties mutually agree otherwise, this Agreement shall be in effect for a maximum of 108 billing months, beginning with the effective date as stated above. The maximum term is inclusive of an optional startup period (12 month maximum) that will commence with the effective date of this Agreement and terminate by mutual agreement between the parties. At the end of the startup period, if any, this Agreement will be in effect for 8 years with Billing Credits being available for a maximum period of 5 years. Customer's participation in the EDR Program is subject to the terms and conditions of the Company's Tariff, including the EDR, as approved by the MPSC. Any conflict between this Agreement and the Company's Tariff shall be resolved in favor of the Tariff. 1 Lon Updated 3 29.2021 INDIANA MICHIGAN POWER An LIP CC,CalPy BOUND if S5 ENERGY This Agreement may be modified or terminated to reflect changes to the Customer's participation or termination of its participation. Termination of service under this Agreement due to failure to maintain EDR Program eligibility per the terms of the Company's EDR will not relieve the Customer of its obligation to reimburse the Company as set forth in Rider EDR. Indiana and Michigan Power Company Randall L. Miller Customer Name by:P a 4 AZ. t• Name: Darren Magot Name: Title. Date: 2 CEO Date: NXARI( 1 0/23/2 1 Account Number: 045-079-657-3 Lust I infused 3 '9.011 M.P.S.C. 17 - ELECTRIC INDIANA MICHIGAN POWER COMPANY STATE OF MICHIGAN (RATE CASE U-20359) ORIGINAL SHEET NO. D-35.00 TARIFF LP (Large Power) Availability of Service Available for general service customers. The customer shag contract for a sufficient capacity to meet normal maximum requirements, but in no case shall the capacity contracted for be less than 1,500 kW. Monthly Rate Tariff Codes Voltage Power Supply Capacity Non-Capacity DeliveryTotal 305 & 860 Secondary Service Charge ($)--—44.0044.00 Demand Charge ($ per kW)5.9315.448.8030.17 Energy Charge (0 per kWh): For the first 210 on-peak kWh used per kW For all over 210 on-peak kWh used per kW For all off-peak kWh used 2.0253.152-5.177 — 3.152-3.152 — 3.152-3.152 Tariff Codes Voltage Power Supply Capacity Non-Capacity DeliveryTotal 306 & 861 primary Service Charge ($)—--259.00259.00 Demand Charge ($ per kW)5.7715.035.4526.25 Energy Charge (0 per kWh): For the first 210 on-peak1.9603.051--5.011 kWh used per kW— For all over 210 on-peak3.051--3.051 kWh used per kW-- For all off-peak kWh used3.051--3.051 308 & 862 Subtransmission Service Charge ($)----880.00880.00 Demand Charge ($ per kW)5.6814.780.2820.74 Energy Charge (0 per kWh): For the first 210 on-peak1.9283.001--4.929 kWh used per kW For all over 210 on-peak--3.001--3.001 kWh used per kW For all off-peak kWh used--3.001--3.001 (Continued on Sheet No. D-36.00) ISSUED FEBRUARY 10, 2020EFFECTIVE FOR SERVICE RENDERED ON BY TOBY L. THOMASAND AFTER FEBRUARY 1, 2020 PRESIDENT FORT WAYNE, INDIANAISSUED UNDER AUTHORITY OF THE MICHIGAN PUBLIC SERVICE COMMISSION DATED JANUARY 23, 2020 IN CASE NO. U-20359 M.P.S.C. 17 - ELECTRIC INDIANA MICHIGAN POWER COMPANY STATE OF MICHIGAN (EXPARTE FILING NO. U-20900) TARIFF LP (Large Power) FIRST REVISED SHEET NO. D-36.00 CANCELS ORIGINAL SHEET NO. D-36.00 Continued From Sheet No. D-35.00 310 & 863 Transmission Service Charge ($)----880.00880.00 Demand Charge ($ per kW)5.5914.550.1420.28 Energy Charge (it per kWh): For the first 210 on-peak1.8992.959—4.858 kWh used per kW For all over 210 on-peak—2.959--2.959 kWh used per kW For all off-peak kWh used—2.959--2.959 Capacity and Non-Capacity Power Supply and Delivery Charges are applicable to Standard Service customers. Capacity Power and Delivery Charges only are applicable to Open Access Distribution customers unless the Open Access Distribution customer obtains capacity service from its AES, in which case the full monthlyT Capacity Power Supply Charges above will be credited consistent with item 4 of the Self-Supply CapacityT Terms and Conditions of Open Access Distribution Service. For the purpose of this tariff, the on-peak billing period is defined as 7 a.m. to 9 p.m., local time, for all weekdays, Monday through Friday. The off-peak billing period is defined as all other hours in the week. Minimum Charge This tariff is subject to a minimum monthly charge equal to the monthly service charge, plus the product of the demand charge and the monthly billing demand, and all applicable riders. The power factor clause shall not operate to change the monthly minimum charge. Monthly Billing Demand The billing demand in kW shall be taken each month as the single highest 15-minute integrated peak in kW, as registered during the month by a demand meter or indicator, subject to off-peak hour provision, but the monthly billing demand so established shall, in no event, be less than 60% of the greater of (a) the customer's contract capacity, (b) the customer's highest previously established monthly billing demand during the past 11 months, or (c) 1,500 kW. The Metered Voltage adjustment, as set forth below, shall not apply to the customer's minimum monthly billing demand. Billing demands shall be rounded to the nearest whole kW. Off-Peak Hour Provision — Applicable to Standard Service customers only Demand created during the off-peak billing period shall be disregarded for billing purposes provided that the billing demand shall not be less than 60% of the maximum demand created during the billing month. Availability of this provision is subject to the availability of capacity in the Company's existing facilities. (Continued on Sheet No. D-37.00) ISSUED JANUARY 29, 2021EFFECTIVE FOR BILLS RENDERED BEGINNING BY TOBY L. THOMASWITH THE BILLING MONTH OF MARCH 2021 PRESIDENT FORT WAYNE, INDIANAISSUED UNDER AUTHORITY OF THE MICHIGAN PUBLIC SERVICE COMMISSION DATED JANUARY 21, 2021 IN CASE NO. U-20900 M.P.S.C. 17 - ELECTRIC INDIANA MICHIGAN POWER COMPANY STATE OF MICHIGAN (RATE CASE U-20359) ORIGINAL SHEET NO. D-37.00 TARIFF LP (Large Power) (Continued From Sheet No. D-36.00) Adjustments to Rate Bills computed under the rate set forth herein will be adjusted as follows: A. Power Factor The rates set forth in this tariff are subject to power factor adjustment based upon the maintenance by the customer of an average monthly power factor of 85°S, leading or lagging, as measured by integrating meters. When the average monthly power factor is above or below 85%, leading or lagging, the on-peak and off-peak kWh as metered will, for billing purposes, be multiplied by the constant, rounded to the nearest 0.0001, derived from the following formula: Constant — 0.9510 +[ 0.1275 [RKVAH1 21 KWH In no event shall the Constant derived from the above formula be greater than 2.0000. B. Metered Voltage The rates set forth in this tariff are based upon the delivery and measurement of energy at the same voltage, thus measurement will be made at or compensated to the delivery voltage. At the sole discretion of the Company, such compensation may be achieved through the use of loss-compensating equipment.. the use of formulas to calculate losses, or the application of multipliers to the metered quantities. In such cases, the metered kWh and kW values will be adjusted for billing purposes. If the Company elects to adjust kWh and kW based on multipliers, the adjustment shall be in accordance with the following: (1) Measurements taken at the low-side of a customer-owned transformer will be multiplied by 1.01. (2) Measurements taken at the high-side of a Company-owned transformer will be multiplied by 0.98. Furnace Load Provision — Applicable to Standard Service customers only A reduced capacity charge, as stated below, shall apply to service for operation of electric furnaces for metal melting or ore reduction, where the demand for such load is separately metered. This provision shall apply only to electric furnace use with combined billing demand of 500 kW or more. The customer must (Continued on Sheet No. D-38.00) ISSUED FEBRUARY 10, 2020EFFECTIVE FOR SERVICE RENDERED ON BY TOBY L. THOMASAND AFTER FEBRUARY 1, 2020 PRESIDENT FORT WAYNE, INDIANAISSUED UNDER AUTHORITY OF THE MICHIGAN PUBLIC SERVICE COMMISSION DATED JANUARY 23, 2020 IN CASE NO. U-20359 M.P.S.C. 17 - ELECTRIC INDIANA MICHIGAN POWER COMPANY STATE OF MICHIGAN (RATE CASE U-20359) ORIGINAL SHEET NO. D-38.00 TARIFF LP (Large Power) (Continued From Sheet No. D-37.00) provide special circuits in order that the Company may install separate metering for the furnace load. All other provisions of Tariff LP shall apply to the furnace load. Furnace Demand Charge ($ per kW) Power Supply Capacity Non-Capacity DeliveryTotal Secondary5.3415.448.8029.58 Primary5.2415.035.4525.72 Subtransmission5.2014.780.2820.26 Transmission5.1714.550.1419.86 Delayed Payment Charqe A delayed payment charge of 2% of the total net bill shall be added to any bill which is not paid on or before the due date shown thereon as set forth in Rule 460.1614 of the MPSC Rules. The due date shall be 22 days following the date of transmittal. Applicable Riders Monthly charges computed under this tariff shall be adjusted in accordance with the applicable Commissionapproved rider(s) listed on Sheet No. D-114.00. Term of Contract Contracts under this tariff will be made for an initial period of not less than two years and shall remain in effect thereafter until either party shall give at least one-year's written notice to the other of the intention to discontinue service under the terms of this tariff. A new initial contract period will not be required for existing customers who increase their contract requirements after the original initial period unless new or additional facilities are required. Where new facilities are required, the Company reserves the right to require initial contracts for periods of greater than two years. The Company may not be required to supply capacity in excess of that contracted for except by mutual agreement. Notwithstanding any contractual requirement for longer than 90 days' notice to discontinue Standard Service, customers may elect to take service from a qualified Alternate Electric Supplier (AES), pursuant to the Terms and Conditions of Open Access Distribution Service, by providing 90 days' written notice to the Company. If upon completion of such 90-day notice period the customer has not enrolled with a qualified AES, then the customer must continue to take service under the Company's Standard Service for a period of not less than twelve (12) consecutive months. (Continued on Sheet No. D-39.00) ISSUED FEBRUARY 10,

2020EFFECTIVE FOR SERVICE RENDERED ON BY TOBY L. THOMASAND AFTER FEBRUARY 1, 2020 PRESIDENT FORT WAYNE, INDIANAISSUED UNDER AUTHORITY OF THE MICHIGAN PUBLIC SERVICE COMMISSION DATED JANUARY 23, 2020 IN CASE NO. U-20359 M.P.S.C. 17 - ELECTRIC INDIANA MICHIGAN POWER COMPANY STATE OF MICHIGAN (RATE CASE U-20359) TARIFF LP (Large Power) (Continued From Sheet No. D-38.00) Special Terms and Conditions ORIGINAL SHEET NO. D-39.00 This tariff is subject to the Company's Terms and Conditions of Standard Service, or Items 1, 11, and/or 17 of the Terms and Conditions of Open Access Distribution Service, as applicable. A customer's plant is considered as one or more buildings that are served by a single electrical distribution system provided and operated by customer. When the size of the customer's load necessitates the delivery of energy to the customer's plant over more than one circuit, the Company may elect to connect its circuits to different points on the customer's system irrespective of contrary provisions in the Terms and Conditions of Standard Service, or Items 1, 11, and/or 17 of the Terms and Conditions of Open Access Distribution Service, as applicable. This tariff is also available to customers having other on-site sources of electric energy supply, who purchase standby or backup electric service from the Company. Where such conditions exist, the customer shall contract for the maximum amount of demand in kW, which the Company might be required to furnish, but not less than 1,500 kW. The Company shall not be obligated to supply demands in excess of that contracted for. Where service is supplied under the provisions of this paragraph, the billing demand each month shall be the highest determined for the current and previous two billing periods, and the minimum charge shall be as set forth under paragraph "Minimum Charge" above. Standard Service customers with cogeneration and/or small power production facilities shall take service under Rider NMS-1 (Net Metering Service for Customers With Generating Facilities of 20 kW or Less, Rider NMS-2 (Net Metering Service for Customers with Generating Facilities Greater than 20 kW). Tariff COGEN/SPP or by special agreement with the Company. OAD customers with cogeneration or small power production facilities designed to operate in parallel with the Company's system shall take service by special agreement with the Company. ISSUED FEBRUARY 10, 2020EFFECTIVE FOR SERVICE RENDERED ON BY TOBY L. THOMASAND AFTER FEBRUARY 1, 2020 PRESIDENT FORT WAYNE, INDIANAISSUED UNDER AUTHORITY OF THE MICHIGAN PUBLIC SERVICE COMMISSION DATED JANUARY 23, 2020 IN CASE NO. U-20359 M.P.S.C. 17 - ELECTRICSECOND REVISED SHEET NO. D-83.00 INDIANA MICHIGAN POWER COMPANYCANCELS FIRST REVISED SHEET NO. D-83.00 STATE OF MICHIGAN (EXPARTE FILING NO. U-20900) ECONOMIC DEVELOPMENT RIDER Availability of Service In order to encourage economic development in the Company's service area, limited-term credits for incremental billing demands described herein are offered to qualifying new and existing retail customers who make application for service under this Rider prior to the effective date of the Order in l&M's next general rate case. Service under this Rider is intended for customers whose operations, by their nature, will promote sustained economic development based on plant and facilities investment and job creation. This Rider is available to commercial and industrial customers taking service from the Company under Tariffs G.S., L.G.S. or L.P. who meet the following requirements: (1) A new customer must have a billing demand of 300 kW or more. An existing customer must increase billing demand by 300 kW or more over the maximum billing demand during the 12 months prior to the date of the application by the customer for service under this Rider (Base Maximum Billing Demand). The Base Maximum Billing Demand for new customers is zero (0). (2) The customer must apply for and receive economic development assistance from State or local government or other public agency. (3) The customer must demonstrate to the Company's satisfaction that, absent the availability of this Rider, the qualifying new or increased demand would be located outside of the Company's service territory or would not be placed in service due to poor operating economics. (4) OAD customers are eligible for the EDR unless the customer obtains capacity service from its AES,which will disqualify the customer from the EDR and subject the customer to the terms of reimbursement, as provided in the Terms of Contract below. Availability is limited to customers on a first-come, first-served basis for loads aggregating 50 MW. Terms and Conditions (1) To receive service under this Rider. the customer shall make written application to the Company with sufficient information contained therein to determine the customer's eligibility for service. (2) For new customers, billing demands for which credits will be applicable under this Rider shall be for service at a new service location and not merely the result of a change of ownership. However, if a change in ownership occurs after the customer enters into a Contract for service under this Rider, the successor customer may be allowed to fulfill the balance of the Contract under this Rider. Relocation of the delivery point of the Company's service does not qualify as a new service location. (Continued To Sheet D-84.00) ISSUED JANUARY 29, 2021EFFECTIVE FOR BILLS RENDERED BEGINNING BY TOBY L. THOMASWITH THE BILLING MONTH OF MARCH 2021 PRESIDENT FORT WAYNE, INDIANAISSUED UNDER AUTHORITY OF THE MICHIGAN PUBLIC SERVICE COMMISSION DATED JANUARY 21, 2021 IN CASE NO. U-20900 M.P.S.C. 17 - ELECTRICFIRST REVISED SHEET NO. D-84.00 INDIANA MICHIGAN POWER COMPANYCANCELS ORIGINAL SHEET NO. D-84.00 STATE OF MICHIGAN (EDR U-20902) ECONOMIC DEVELOPMENT RIDER (Continued From Sheet No. D-83.00) (3) For existing customers, billing demands for which credits will be applicable under this Rider shall be the result of an increase in business activity and not merely the result of resumption of normal operations following a force majeure, strike, equipment failure, renovation or refurbishment, or other such abnormal operating condition. In the event that such an occurrence has taken place during the 12-month period prior to the date of the application by the customer for service under this Rider, the monthly billing demands during the 12-month period shall be adjusted as appropriate to eliminate the effects of such occurrence in the determination of the Base Maximum Billing Demand. (4) All billing credits offered under this Rider shall terminate no later than 72 months after the effective date of the Order in l&M's next general rate case. (5) The existing local facilities of the Company must be deemed adequate, in the judgment of the Company, to supply the new or expanded electrical capacity requirements of the customer. If construction of new or expanded local facilities by the Company are required, the customer may be required to make a contribution-in-aid of construction for the installed cost of such facilities pursuant to the provisions of Item 12, B and / or 13, C of the Company's Terms and Conditions of Standard Service. Determination of Monthly Billing Credit The qualifying incremental billing demand shall be determined as the amount by which the billing demand, as determined according to the applicable tariff for the current billing period, exceeds the Base Maximum Billing Demand, multiplied by the current billing period load factor percentage. The monthly billing credit under this Rider shall be the product of the qualifying incremental billing demand as calculated above and the applicable Billing Credit rate. The monthly billing credit shall be zero if the minimum 300 kW increase over the Base Maximum Billing Demand is not attained that month. Eligible customers taking service under OAD tariffs will use the OAD Billing Credit rate. The monthly billing credit shall not reduce the customer's bill below the monthly minimum charge as specified in the applicable tariff. Selection of Credit Option Customers meeting all availability and terms and conditions above shall contract for service for a period of eight (8) years under one of the three Credit Options shown below. The Credit Option chosen by the customer shall be specified in the contract for service under this Rider. (Continued To Sheet D-85.00) ISSUED DECEMBER 3, 2020EFFECTIVE FOR SERVICE RENDERED ON BY TOBY L. THOMASAND AFTER DECEMBER 30, 2020 PRESIDENT FORT WAYNE, INDIANAISSUED UNDER AUTHORITY OF THE MICHIGAN PUBLIC SERVICE COMMISSION DATED NOVEMBER 19, 2020 IN CASE NO. U-20902 M.P.S.C. 17 - ELECTRICFIRST REVISED SHEET NO. D-85.00 INDIANA MICHIGAN POWER COMPANYCANCELS ORIGINAL SHEET NO. D-85.00 STATE OF MICHIGAN (EXPARTE FILING NO. U-20900) ECONOMIC DEVELOPMENT RIDER (Continued From Sheet No. D-84.00) CreditBilling Months inBilling Credit per OAD Billing Credit OptionsContract Terms$ per kW$ per Kw* 1 - Inclining15' through 12th$7.801.95 13th through 24th$10.202.55 25th through 36th$12.003.00 37th through 48th$13.803.45 49th through 60th$16.204.05 2 - Levelized151through 12th$12.00$3.00 13th through 24th$12.00$3.00 251h through 36th$12.00$3.00 37th through 48th$12.00$3.00 491" through 601h$12.00$3.00 3 - Declining15' through 12th$16.204.05 131h through 24th$13.803.45 251h through 36th$12.003.00 371h through 481h$10.202.55 491h through 601h$7.801.95 *Not applicable to customers taking capacity service from its AES. The appropriate Billing Credit rate based upon the customer-selected Credit Option shall be applicable over a period of 60 consecutive billing months beginning with the first such month following the end of the start-up period. The start-up period shall commence with the effective date of the contract for service under this Rider and shall terminate by mutual agreement between the Company and the customer. The start-up period shall not exceed 12 months. At the sole discretion of the Company, the start-up period may be extended up to 12 additional months. Terms of Contract A contract for service under this Rider and for service under the appropriate tariff, shall be executed by the customer and the Company for the time period which includes the start-up period and the minimum eight-year period immediately following the end of the start-up period with the monthly Billing Credits being available for a maximum period of five (5) years. The contract shall specify the Base Maximum Billing Demand, the anticipated total demand, the Credit Option and related provisions to be applicable under this Rider, and the effective date for the contract. (Continued To Sheet D-86.00) ISSUED JANUARY 29, 2021EFFECTIVE FOR BILLS RENDERED BEGINNING BY TOBY L. THOMASWITH THE BILLING MONTH OF MARCH 2021 PRESIDENT FORT WAYNE, INDIANAISSUED UNDER AUTHORITY OF THE MICHIGAN PUBLIC SERVICE COMMISSION DATED JANUARY 21, 2021 IN CASE NO. U-20900 M.P.S.C. 17 - ELECTRIC INDIANA MICHIGAN POWER COMPANY STATE OF MICHIGAN (RATE CASE U-20359) ECONOMIC DEVELOPMENT RIDER ORIGINAL SHEET NO. D-86.00 (Continued From Sheet No. D-85.00) The customer may discontinue service under this Rider before the end of the contract term only by reimbursing the Company for any Billing Credits received under this Rider according to the following schedule: Years 1 to 5-100% Years 6 to 8-2.5% per each billing period remaining under the terms of the contract Special Terms and Conditions Except as otherwise provided in this Rider, written agreements shall remain subject to all of the provisions of the appropriate tariff. This Rider is subject to the Company-s Terms and Conditions of Service. ISSUED FEBRUARY 10, 2020EFFECTIVE FOR SERVICE RENDERED ON BY TOBY L. THOMASAND AFTER FEBRUARY 1, 2020 PRESIDENT FORT WAYNE, INDIANAISSUED UNDER AUTHORITY OF THE MICHIGAN PUBLIC SERVICE COMMISSION DATED JANUARY 23, 2020 IN CASE NO. U-20359 ) Indiana Michigan Power INDIANA2425 Meadowbrook Road = MICHIGAN PO ' A unit of American Electric Power Mr. Darren Magot, CEO 201 Shipyard Way STE E Newport Beach CA 92663-4452 December 2, 2021 Dear Mr. Magot, Re: Contract for Electric Service and Economic Development Rider Benton Harbor MI 49022 269-934-6186Enclosed please find your copy of the executed electrical service contract, tariff Large Power, the Economic Development Agreement, and EDR tariff rider. Please call if you have any questions. Sincerely, atj 41 David M. Krieger Customer Services Engineer Prin Indiana Michigan Power Enc Confidential-This document (including any attachments) is for the sole use of the intended recipient(s) and may contain confidential and/or privileged information. Any unauthorized review, use, discloser or distribution is prohibited. This Contract, entered into this October 23, 2021 by and between Indiana Michigan Power Company. hereafter called the Company, and Alliance Cloud Services LLC, 201 Shipyard Way STE E, Newport Beach, CA 92663-4452 or his or its heirs, successors or assigns. hereafter called the Customer, Witnesseth: For and in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree with each other as follows: The Company agrees to furnish to the Customer, during the term of this Contract, and the Customer agrees to take from the Company, subject to Company's standard Terms and Conditions of Service as regularly filed with the Michigan Public Sen ice Commission, all the electric energy of the character specified herein that shall be purchased by the Customer in the premises located 415 E Prairie Ronde Street, Dowagiac, Michigan 49047-1348. The Company is to furnish and the Customer is to take electric energy under the terms of this Contract for an initial period of 12 month(s) from the time such sera ice is commenced, and continuing thereafter until terminated upon 12 months' written notice given by either party of its intention to terminate the Contract. The date that service shall be deemed to have commenced under this Contract shall be 10123/21. The electric energy delivered hereunder shall be alternating current at approximately 34,500 volts, 3-sire, 3-phase, and it shall be delivered to the load-side of the meter structure northwest of building at 415 E Prairie Ronde Street, Dowagiac, Michigan, which shall constitute the point of delivery under this Contract. The said electric energy shall be delivered at reasonably close maintenance to constant potential and frequency, and it shall be measured by a meter or meters owned and installed by the Company and located at metering structure located northwest of building at 415 E Prairie Ronde Street, Dowagiac, Michigan. The Customer acknowledges that the Customer may be eligible to receise service under more than one of the Company's schedules and that such options have been explained to the Customer. The Customer and Company agree that the Customer has chosen to receive service under the provisions of the Company's Tariff Large Power Subtransmission. The Customer agrees to pay the Company monthly for electric energy delivered hereunder at the rates and under the provisions of the Company's Tariff Large Power Subtransmission, as regularly filed with the Michigan Public Service Commission, as long as that schedule is in effect. In the event that the Tariff chosen by the Customer is replaced by a new or revised TaritT incorporating different rates or pros isions, or both. the Company and Customer understand and agree that the Company will continue to provide service, and the Customer w ill continue to take sell ice. under this Contract, subject to such changed pros isions. and that the Customer will pay for such service at the Ile%% rates on and after the date such rates become effective. The Customer's contract capacity under the Tariff named herein is hereby fixed at 5000 kW*. I t'a time-of-day demand is available under the Tariff and is selected by the Customer, the reservation of capacity aforementioned shall be the peak period reservation of capacity and shall determine the Tariff minimum monthly billing demand. There are no unwritten understandings or agreements relating to the service hereinabove provided. This Contract cancels and supersedes all previous agreements, relating to the purchase by Customer and sale by Company of electric energy at Customer's premises as referred to above, on the date that service under this Contract commences. This Contract shall be in full force and effect when signed by the authorized representatives of the parties hereto. This Contract does not prohibit the Customer from exercising its option to purchase its electrical energy under the pros ision of Open Access Distribution as specified in Tariff *Effective with the October billing month of year 2022, the contract capacity will change to the Customer's highest previously established monthly billing demand during the past 11 months.Indiana Michigan Power CompanyAlliance Cloud Services LLCBy: 1X:24,(By: Z;i2.4-4.4.01. Wit7.fftfot— Randy Miller Title: Manager. Customer ServicesTitle: Date:/1"-a0—AiDate:1 0-30-21 Account Number: 0450796573 INDIANA MICHIGAN POWER Ay IIPC6num BOUNDLESS ENERGY CONTRACT FOR ELECTRIC SERVICE PURSUANT TO MICHIGAN ECONOMIC DEVELOPMENT RIDER This Contract for Electric Service ("Agreement") is entered into by and between Indiana Michigan Power Company ("Company") and Alliance Cloud Services, LLC("Customer"). This Agreement shall be effective as of XIMVX10/23+21 WHEREAS, the Michigan Public Service Commission ("NIPSC") approved an economic development rider ("EDR") allowing certain qualifying customers of the Company to participate in'the Economic Development program providing for limited term credits fot incremental billing demands ("EDR Program"); and WHEREAS, Customer desires to participate in the EDR Program to receive applicable billing credits; and WHEREAS, Customer warrants that it has met the criteria established by the MPSC for participation in the EDR Program; and WHEREAS, Customer represents that it has reviewed and agrees to adhere to the terms and conditions of the Company's EDR, as clarified and supplemented in this Agreement. NOW THEREFORE, Customer and Company agree that the Customer will participate in the EDR Program subject to all terms and conditions of the EDR, including but not limited to the following: 1. The qualifying incremental billing demand for Customer's account number 045-079-657 3 located at 415 E. Prairie Ronde St, Doreagiac, , shall be determined as the amount by which the billing demand, as determined according to the applicable Company Tariff, for the current billing month exceeds the Base Maximum Billing Demand ("BMBD") by 300kW or more. The BMBD has been determined to bekW for the Customer account number and location identified above. 2. The applicable monthly billing credit will be calculated by using the qualifying incremental billing demand in paragraph 1 multiplied by the current billing period load factor percentage. The resulting adjusted billing credit demand is then multiplied by the appropriate Billing Credit Factor dependent on Customer selection of Levelized, Declining or Inclining Billing Credit Options identified as follows: LevelizedIncliningDeclining The monthly billing credit in any month shall be zero if the minimum kW increase over the BNIBD, as set forth in Rider EDR, is not attained that month. 3. Unless the parties mutually agree otherwise, this Agreement shall be in effect for a maximum of 108 billing months, beginning with the effective date as stated above. The maximum term is inclusive of an optional startup period (12 month maximum) that will commence with the effective date of this Agreement and terminate by mutual agreement between the parties. At the end of the startup period, if any, this Agreement will be in effect for 8 years with Billing Credits being available for a maximum period of 5 years. Customer's participation in the EDR Program is subject to the terms and conditions of the Company's Tariff, including the EDR, as approved by the MPSC. Any conflict between this Agreement and the Company's Tariff shall be resolved in favor of the Tariff. 1 Lon Updated 3 29.2021 INDIANA MICHIGAN POWER An LIP CC,CalPy BOUND if S5 ENERGY This Agreement may be modified or terminated to reflect changes to the Customer's participation or termination of its participation. Termination of service under this Agreement due to failure to maintain EDR Program eligibility per the terms of the Company's EDR will not relieve the Customer of its obligation to reimburse the Company as set forth in Rider EDR. Indiana and Michigan Power Company Randall L. Miller Customer Name by:P a 4 AZ. t• Name: Darren Magot Name: Title. Date: 2 CEO Date: NXARI( 1 0/23/2 1 Account Number: 045-079-657-3 Lust I infused 3 '9.011 M.P.S.C. 17 - ELECTRIC INDIANA MICHIGAN POWER COMPANY STATE OF MICHIGAN (RATE CASE U-20359) ORIGINAL SHEET NO. D-35.00 TARIFF LP (Large Power) Availability of Service Available for general service customers. The customer shag contract for a sufficient capacity to meet normal maximum requirements, but in no case shall the capacity contracted for be less than 1,500 kW. Monthly Rate Tariff Codes Voltage Power Supply Capacity Non-Capacity DeliveryTotal 305 & 860 Secondary Service Charge ($)--—44.0044.00 Demand Charge ($ per kW)5.9315.448.8030.17 Energy Charge (0 per kWh): For the first 210 on-peak kWh used per kW For all over 210 on-peak kWh used per kW For all off-peak kWh used 2.0253.152-5.177 — 3.152-3.152 — 3.152-3.152 Tariff Codes Voltage Power Supply Capacity Non-Capacity DeliveryTotal 306 & 861 primary Service Charge ($)—--259.00259.00 Demand Charge ($ per kW)5.7715.035.4526.25 Energy Charge (0 per kWh): For the first 210 on-peak1.9603.051--5.011 kWh used per kW— For all over 210 on-peak3.051--3.051 kWh used per kW-- For all off-peak kWh used3.051--3.051 308 & 862 Subtransmission Service Charge ($)----880.00880.00 Demand Charge ($ per kW)5.6814.780.2820.74 Energy Charge (0 per kWh): For the first 210 on-peak1.9283.001--4.929 kWh used per kW For all over 210 on-peak--3.001--3.001 kWh used per kW For all off-peak kWh used--3.001--3.001 (Continued on Sheet No. D-36.00) ISSUED FEBRUARY 10, 2020EFFECTIVE FOR SERVICE RENDERED ON BY TOBY L. THOMASAND AFTER FEBRUARY 1, 2020 PRESIDENT FORT WAYNE, INDIANAISSUED UNDER AUTHORITY OF THE MICHIGAN PUBLIC SERVICE COMMISSION DATED JANUARY 23, 2020 IN CASE NO. U-20359 M.P.S.C. 17 - ELECTRIC INDIANA MICHIGAN POWER COMPANY STATE OF MICHIGAN (EXPARTE FILING NO. U-20900) TARIFF LP (Large Power) FIRST REVISED SHEET NO. D-36.00 CANCELS ORIGINAL SHEET NO. D-36.00 Continued From Sheet No. D-35.00 310 & 863 Transmission Service Charge ($)----880.00880.00 Demand Charge ($ per kW)5.5914.550.1420.28 Energy Charge (it per kWh): For the first 210 on-peak1.8992.959—4.858 kWh used per kW For all over 210 on-peak—2.959--2.959 kWh used per kW For all off-peak kWh used—2.959--2.959 Capacity and Non-Capacity Power Supply and Delivery Charges are applicable to Standard Service customers. Capacity Power and Delivery Charges only are applicable to Open Access Distribution customers unless the Open Access Distribution customer obtains capacity service from its AES, in which case the full monthlyT Capacity Power Supply Charges above will be credited consistent with item 4 of the Self-Supply CapacityT Terms and Conditions of Open Access Distribution Service. For the purpose of this tariff, the on-peak billing period is defined as 7 a.m. to 9 p.m., local time, for all weekdays, Monday through Friday. The off-peak billing period is defined as all other hours in the week. Minimum Charge This tariff is subject to a minimum monthly charge equal to the monthly service charge, plus the product of the demand charge and the monthly billing demand, and all applicable riders. The power factor clause shall not operate to change the monthly minimum charge. Monthly Billing Demand The billing demand in kW shall be taken each month as the single highest 15-minute integrated peak in kW, as registered during the month by a demand meter or indicator, subject to off-peak hour provision, but the monthly billing demand so established shall, in no event, be less than 60% of the greater of (a) the customer's contract capacity, (b) the customer's highest previously established monthly billing demand during the past 11 months, or (c) 1,500 kW. The Metered Voltage adjustment, as set forth below, shall not apply to the customer's minimum monthly billing demand. Billing demands shall be rounded to the nearest whole kW. Off-Peak Hour Provision — Applicable to Standard Service customers only Demand created during the off-peak billing period shall be disregarded for billing purposes provided that the billing demand shall not be less than 60% of the maximum demand created during the billing month. Availability of this provision is subject to the availability of capacity in the Company's existing facilities. (Continued on Sheet No. D-37.00) ISSUED JANUARY 29, 2021EFFECTIVE FOR BILLS RENDERED BEGINNING BY TOBY L. THOMASWITH THE BILLING MONTH OF MARCH 2021 PRESIDENT FORT WAYNE, INDIANAISSUED UNDER AUTHORITY OF THE MICHIGAN PUBLIC SERVICE COMMISSION DATED JANUARY 21, 2021 IN CASE NO. U-20900 M.P.S.C. 17 - ELECTRIC INDIANA MICHIGAN POWER COMPANY STATE OF MICHIGAN (RATE CASE U-20359) ORIGINAL SHEET NO. D-37.00 TARIFF LP (Large Power) (Continued From Sheet No. D-36.00) Adjustments to Rate Bills computed under the rate set forth herein will be adjusted as follows: A. Power Factor The rates set forth in this tariff are subject to power factor adjustment based upon the maintenance by the customer of an average monthly power factor of 85°S, leading or lagging, as measured by integrating meters. When the average monthly power factor is above or below 85%, leading or lagging, the on-peak and off-peak kWh as metered will, for billing purposes, be multiplied by the constant, rounded to the nearest 0.0001, derived from the following formula: Constant — 0.9510 +[ 0.1275 [RKVAH1 21 KWH In no event shall the Constant derived from the above formula be greater than 2.0000. B. Metered Voltage The rates set forth in this tariff are based upon the delivery and measurement of energy at the same voltage, thus measurement will be made at or compensated to the delivery voltage. At the sole discretion of the Company, such compensation may be achieved through the use of loss-compensating equipment.. the use of formulas to calculate losses, or the application of multipliers to the metered quantities. In such cases, the metered kWh and kW values will be adjusted for billing purposes. If the Company elects to adjust kWh and kW based on multipliers, the adjustment shall be in accordance with the following: (1) Measurements taken at the low-side of a customer-owned transformer will be multiplied by 1.01. (2) Measurements taken at the high-side of a Company-owned transformer will be multiplied by 0.98. Furnace Load Provision — Applicable to Standard Service customers only A reduced capacity charge, as stated below, shall apply to service for operation of electric furnaces for metal melting or ore reduction, where the demand for such load is separately metered. This provision shall apply only to electric furnace use with combined billing demand of 500 kW or more. The customer must (Continued on Sheet No. D-38.00) ISSUED FEBRUARY 10, 2020EFFECTIVE FOR SERVICE RENDERED ON BY TOBY L. THOMASAND AFTER FEBRUARY 1, 2020 PRESIDENT FORT WAYNE, INDIANAISSUED UNDER AUTHORITY OF THE MICHIGAN PUBLIC SERVICE COMMISSION DATED JANUARY 23, 2020 IN CASE NO. U-20359 M.P.S.C. 17 - ELECTRIC INDIANA MICHIGAN POWER COMPANY STATE OF MICHIGAN (RATE CASE U-20359) ORIGINAL SHEET NO. D-38.00 TARIFF LP (Large Power) (Continued From Sheet No. D-37.00) provide special circuits in order that the Company may install separate metering for the furnace load. All other provisions of Tariff LP shall apply to the furnace load. Furnace Demand Charge ($ per kW) Power Supply Capacity Non-Capacity DeliveryTotal Secondary5.3415.448.8029.58 Primary5.2415.035.4525.72 Subtransmission5.2014.780.2820.26 Transmission5.1714.550.1419.86 Delayed Payment Charqe A delayed payment charge of 2% of the total net bill shall be added to any bill which is not paid on or before the due date shown thereon as set forth in Rule 460.1614 of the MPSC Rules. The due date shall be 22 days following the date of transmittal. Applicable Riders Monthly charges computed under this tariff shall be adjusted in accordance with the applicable Commissionapproved rider(s) listed on Sheet No. D-114.00. Term of Contract Contracts under this tariff will be made for an initial period of not less than two years and shall remain in effect thereafter until either party shall give at least one-year's written notice to the other of the intention to discontinue service under the terms of this tariff. A new initial contract period will not be required for existing customers who increase their contract requirements after the original initial period unless new or additional facilities are required. Where new facilities are required, the Company reserves the right to require initial contracts for periods of greater than two years. The Company may not be required to supply capacity in excess of that contracted for except by mutual agreement. Notwithstanding any contractual requirement for longer than 90 days' notice to discontinue Standard Service, customers may elect to take service from a qualified Alternate Electric Supplier (AES), pursuant to the Terms and Conditions of Open Access Distribution Service, by providing 90 days' written notice to the Company. If upon completion of such 90-day notice period the customer has not enrolled with a qualified AES, then the customer must continue to take service under the Company's Standard Service for a period of not less than twelve (12) consecutive months. (Continued on Sheet No. D-39.00) ISSUED FEBRUARY 10, 2020EFFECTIVE FOR SERVICE RENDERED ON BY TOBY L. THOMASAND AFTER FEBRUARY 1, 2020 PRESIDENT FORT WAYNE, INDIANAISSUED UNDER AUTHORITY OF THE MICHIGAN PUBLIC SERVICE COMMISSION DATED JANUARY 23, 2020 IN CASE NO. U-20359 M.P.S.C. 17 - ELECTRIC INDIANA MICHIGAN POWER COMPANY STATE OF MICHIGAN (RATE CASE U-20359) TARIFF LP (Large Power) (Continued From Sheet No. D-38.00) Special Terms and Conditions ORIGINAL SHEET NO. D-39.00 This tariff is subject to the Company's Terms and Conditions of Standard Service, or Items 1, 11, and/or 17 of the Terms and Conditions of Open Access Distribution Service, as applicable. A customer's plant is considered as one or more buildings that are served by a single electrical distribution system provided and operated by customer. When the size of the customer's load necessitates the delivery of energy to the customer's plant over more than one circuit, the Company may elect to connect its circuits to different points on the customer's system irrespective of contrary provisions in the Terms and Conditions of Standard Service, or Items 1, 11, and/or 17 of the Terms and Conditions of Open Access Distribution Service, as applicable. This tariff is also available to customers having other on-site sources of electric energy supply, who purchase standby or backup electric service from the Company. Where such conditions exist, the customer shall contract for the maximum amount of demand in kW, which the Company might be required to furnish, but not less than 1,500 kW. The Company shall not be obligated to supply demands in excess of that contracted for. Where service is supplied under the provisions of this paragraph, the billing demand each month shall be the highest determined for the current and previous two billing periods, and the minimum charge shall be as set forth under paragraph "Minimum Charge" above. Standard Service customers with cogeneration and/or small power production facilities shall take service under Rider NMS-1 (Net Metering Service for Customers With Generating Facilities of 20 kW or Less, Rider NMS-2 (Net Metering Service for Customers with Generating Facilities Greater than 20 kW). Tariff COGEN/SPP or by special agreement with the Company. OAD customers with cogeneration or small power production facilities designed to operate in parallel with the Company's system shall take service by special agreement with the Company. ISSUED FEBRUARY 10, 2020EFFECTIVE FOR SERVICE RENDERED ON BY TOBY L. THOMASAND AFTER FEBRUARY 1, 2020 PRESIDENT FORT WAYNE, INDIANAISSUED UNDER AUTHORITY OF THE MICHIGAN PUBLIC SERVICE COMMISSION DATED JANUARY 23, 2020 IN CASE NO. U-20359 M.P.S.C. 17 - ELECTRICSECOND REVISED SHEET NO. D-83.00 INDIANA MICHIGAN POWER COMPANYCANCELS FIRST REVISED SHEET NO. D-83.00 STATE OF MICHIGAN (EXPARTE FILING NO. U-20900) ECONOMIC DEVELOPMENT RIDER Availability of Service In order to encourage economic development in the Company's service area, limited-term credits for incremental billing demands described herein are offered to qualifying new and existing retail customers who make application for service under this Rider prior to the effective date of the Order in l&M's next general rate case. Service under this Rider is intended for customers whose operations, by their nature, will promote sustained economic development based on plant and facilities investment and job creation. This Rider is available to commercial and industrial customers taking service from the Company under Tariffs G.S., L.G.S. or L.P. who meet the following requirements: (1) A new customer must have a billing demand of 300 kW or more. An existing customer must increase billing demand by 300 kW or more over the maximum billing demand during the 12 months prior to the date of the application by the customer for service under this Rider (Base Maximum Billing Demand). The Base Maximum Billing Demand for new customers is zero (0). (2) The customer must apply for and receive economic development assistance from State or local government or other public agency. (3) The customer must demonstrate to the Company's satisfaction that, absent the availability of this Rider, the qualifying new or increased demand would be located outside of the Company's service territory or would not be placed in service due to poor operating economics. (4) OAD customers are eligible for the EDR unless the customer obtains capacity service from its AES,which will disqualify the customer from the EDR and subject the customer to the terms of reimbursement, as provided in the Terms of Contract below. Availability is limited to customers on a first-come, first-served basis for loads aggregating 50 MW. Terms and Conditions (1) To receive service under this Rider. the customer shall make written application to the Company with sufficient information contained therein to determine the customer's eligibility for service. (2) For new customers, billing demands for which credits will be applicable under this Rider shall be for service at a new service location and not merely the result of a change of ownership. However, if a change in ownership occurs after the customer enters into a Contract for service under this Rider, the successor customer may be allowed to fulfill the balance of the Contract under this Rider. Relocation of the delivery point of the Company's service does not qualify as a new service location. (Continued To Sheet D-84.00) ISSUED JANUARY 29, 2021EFFECTIVE FOR BILLS RENDERED BEGINNING BY TOBY L. THOMASWITH THE BILLING MONTH OF MARCH 2021 PRESIDENT FORT WAYNE, INDIANAISSUED UNDER AUTHORITY OF THE MICHIGAN PUBLIC SERVICE COMMISSION DATED JANUARY 21, 2021 IN CASE NO. U-20900 M.P.S.C. 17 - ELECTRICFIRST REVISED SHEET NO. D-84.00 INDIANA MICHIGAN POWER COMPANYCANCELS ORIGINAL SHEET NO. D-84.00 STATE OF MICHIGAN (EDR U-20902) ECONOMIC DEVELOPMENT RIDER (Continued From Sheet No. D-83.00) (3) For existing customers, billing demands for which credits will be applicable under this Rider shall be the result of an increase in business activity and not merely the result of resumption of normal operations following a force majeure, strike, equipment failure, renovation or refurbishment, or other such abnormal operating condition. In the event that such an occurrence has taken place during the 12-month period prior to the date of the application by the customer for service under this Rider, the monthly billing demands during the 12-month period shall be adjusted as appropriate to eliminate the effects of such occurrence in the determination of the Base Maximum Billing Demand. (4) All billing credits offered under this Rider shall terminate no later than 72 months after the effective date of the Order in l&M's next general rate case. (5) The existing local facilities of the Company must be deemed adequate, in the judgment of the Company, to supply the new or expanded electrical capacity requirements of the customer. If construction of new or expanded local facilities by the Company are required, the customer may be required to make a contribution-in-aid of construction for the installed cost of such facilities pursuant to the provisions of Item 12, B and / or 13, C of the Company's Terms and Conditions of Standard Service. Determination of Monthly Billing Credit The qualifying incremental billing demand shall be determined as the amount by which the billing demand, as determined according to the applicable tariff for the current billing period, exceeds the Base Maximum Billing Demand, multiplied by the current billing period load factor percentage. The monthly billing credit under this Rider shall be the product of the qualifying incremental billing demand as calculated above and the applicable Billing Credit rate. The monthly billing credit shall be zero if the minimum 300 kW increase over the Base Maximum Billing Demand is not attained that month. Eligible customers taking service under OAD tariffs will use the OAD Billing Credit rate. The monthly billing credit shall not reduce the customer's bill below the monthly minimum charge as specified in the applicable tariff. Selection of Credit Option Customers meeting all availability and terms and conditions above shall contract for service for a period of eight (8) years under one of the three Credit Options shown below. The Credit Option chosen by the customer shall be specified in the contract for service under this Rider. (Continued To Sheet D-85.00) ISSUED DECEMBER 3, 2020EFFECTIVE FOR SERVICE RENDERED ON BY TOBY L. THOMASAND AFTER DECEMBER 30, 2020 PRESIDENT FORT WAYNE, INDIANAISSUED UNDER AUTHORITY OF THE MICHIGAN PUBLIC SERVICE COMMISSION DATED NOVEMBER 19, 2020 IN CASE NO. U-20902 M.P.S.C. 17 - ELECTRICFIRST REVISED SHEET NO. D-85.00 INDIANA MICHIGAN POWER COMPANYCANCELS ORIGINAL SHEET NO. D-85.00 STATE OF MICHIGAN (EXPARTE FILING NO. U-20900) ECONOMIC DEVELOPMENT RIDER (Continued From Sheet No. D-84.00) CreditBilling Months inBilling Credit per OAD Billing Credit OptionsContract Terms$ per kW$ per Kw* 1 - Inclining15' through 12th$7.801.95 13th through 24th$10.202.55 25th through 36th$12.003.00 37th through 48th$13.803.45 49th through 60th$16.204.05 2 - Levelized151through 12th$12.00$3.00 13th through 24th$12.00$3.00 251h through 36th$12.00$3.00 37th through 48th$12.00$3.00 491" through 601h$12.00$3.00 3 - Declining15' through 12th$16.204.05 131h through 24th$13.803.45 251h through 36th$12.003.00 371h through 481h$10.202.55 491h through 601h$7.801.95 *Not applicable to customers taking capacity service from its AES. The appropriate Billing Credit rate based upon the customer-selected Credit Option shall be applicable over a period of 60 consecutive billing months beginning with the first such month following the end of the start-up period. The start-up period shall commence with the effective date of the contract for service under this Rider and shall terminate by mutual agreement between the Company and the customer. The start-up period shall not exceed 12 months. At the sole discretion of the Company, the start-up period may be extended up to 12 additional months. Terms of Contract A contract for service under this Rider and for service under the appropriate tariff, shall be executed by the customer and the Company for the time period which includes the start-up period and the minimum eight-year period immediately following the end of the start-up period with the monthly Billing Credits being available for a maximum period of five (5) years. The contract shall specify the Base Maximum Billing Demand, the anticipated total demand, the Credit Option and related provisions to be applicable under this Rider, and the effective date for the contract. (Continued To Sheet D-86.00) ISSUED JANUARY 29, 2021EFFECTIVE FOR BILLS RENDERED BEGINNING BY TOBY L. THOMASWITH THE BILLING MONTH OF MARCH 2021 PRESIDENT FORT WAYNE, INDIANAISSUED UNDER AUTHORITY OF THE MICHIGAN PUBLIC SERVICE COMMISSION DATED JANUARY 21, 2021 IN CASE NO. U-20900 M.P.S.C. 17 - ELECTRIC INDIANA MICHIGAN POWER COMPANY STATE OF MICHIGAN (RATE CASE U-20359) ECONOMIC DEVELOPMENT RIDER ORIGINAL SHEET NO. D-86.00 (Continued From Sheet No. D-85.00) The customer may discontinue service under this Rider before the end of the contract term only by reimbursing the Company for any Billing Credits received under this Rider according to the following schedule: Years 1 to 5-100% Years 6 to 8-2.5% per each billing period remaining under the terms of the contract Special Terms and Conditions Except as otherwise provided in this Rider, written agreements shall remain subject to all of the provisions of the appropriate tariff. This Rider is subject to the Company-s Terms and Conditions of Service. ISSUED FEBRUARY 10, 2020EFFECTIVE FOR SERVICE RENDERED ON BY TOBY L. THOMASAND AFTER FEBRUARY 1, 2020 PRESIDENT FORT WAYNE, INDIANAISSUED UNDER AUTHORITY OF THE MICHIGAN PUBLIC SERVICE COMMISSION DATED JANUARY 23, 2020 IN CASE NO. U-20359